UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 4, 2011 (January 31, 2011)

CHINA HOUSING & LAND DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51429	20-1334845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Youyi Dong Lu, Han Yuan 4 Lou
Xi'An, Shaanxi Province
China 710054
(Address of principal executive offices) (zip code)

86-029-82582632
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the, Exchange Act (17 CFR240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On January 31, 2011, Xi’an Xinxing Real Estate Development Co., Ltd, (the “Borrower”), a wholly-owned Chinese subsidiary of Wayfast Holdings Limited (“Wayfast”), which is a wholly-owned British Virgin Islands subsidiary of China Housing and Land Development, Inc. (the “Company”), entered into a Project Finance Agreement (the “PFA”) with Tianjin Cube Xindao Equity Investment Fund Partnership, Tianjin Cube Xinde Equity Investment Fund Partnership, Tianjin Cube Xinren Equity Investment Fund Partnership, and Tianjin Cube Xinyi Equity Investment Fund Partnership (the “Lenders” or the “Pledgees”).

Under the PFA, the Lenders have agreed to lend the Borrower two hundred million (200,000,000) Renminbi (“RMB”) or approximately US$ 30.3 million (using an exchange rate of RMB 6.6 = US$ 1) (the “Obligation”).  In order to enable the Lenders to loan the Obligation to the Borrower an entrustment structure is being used under which China Construction Bank Co., Ltd. (“CCB”) acts as an intermediary for the flow of funds from the Lenders to the Borrower.  As such, the Borrower, each of the Lenders and CCB entered into four separate entrustment loan agreements, each dated January 31, 2011 to establish the entrustment structure (the “Side Agreements”, together with the PFA the “Loan Agreements”).

The term of the Obligation is one year and the interest rate on the Obligation is 9.6% per annum. The interest rate is subject to increase in the event of late payments by the Borrower.  The term of the Obligation may be extended by six months in the sole discretion of the Lenders.  The Borrower is also subject to certain penalties should the Borrower seek to repay the Obligation during the first nine months following the execution of the Loan Agreements.  Furthermore, upon the occurrence of certain events of default the Lenders may accelerate repayment of the Obligation.

 In connection with the Loan Agreements, the Company (as “Pledgor”) entered into that certain Equity Pledge Agreement (the “Pledge Agreement”) dated January 31, 2011 with the Pledgees.  Under the Pledge Agreement, the Company granted the Pledgees a first-lien security interest in the Company’s 100% equity interest in Wayfast (the “Pledge” or the “Lien”).  The Pledge secures all payments of principal and interest as well as all other performance by the Borrower in connection with the Loan Agreement and all performance required of the Company under the Pledge Agreement (the “Liabilities”).  The Lien created under the Pledge Agreement shall remain effective until final payment in full and in cash of the Liabilities.

If an event of default occurs with respect to the Loan Agreements, the Pledgees shall have such powers of sale and other powers as may be conferred by any applicable law with respect to the Pledge, or such power to take any action which the Pledgees deem necessary to effectuate performance under the Pledge Agreement, including collecting dividends or other distributions of capital due to the Company from Wayfast or transferring the Company’s interest in Wayfast from the Company to the Pledgees.

Also in connection with the Loan Agreements, the Company (as “Guarantor”) entered into that certain Guarantee Agreement (the “Guarantee Agreement”) dated January 31, 2011 with the Lenders.  Under the Guarantee Agreement, the Company, in return for financial support from the Borrower, unconditionally guarantees repayment of the Obligation (the “Guarantee”).  The Guarantee created under the Guarantee Agreement shall remain effective until full payment of the Obligation has accured.

Furthermore, as a requirement of the Loan Agreements, Wayfast (as “Chargor”) was made to enter into that certain Share Charge Deed (the “Share Charge”) dated as of January 31, 2011 with the Lenders.  Under the Share Charge, the Chargor charges and assigns the Chargor’s interest in the shares of Clever Advance Limited (“CAL”), a Hong Kong entity (the “Charge”) as a guarantee of the Chargor’s performance under the Loan Agreements.  The Charge shall be released upon full payment of the Obligation.  In an event of default, the Lenders may be entitled to payment of dividends or payments otherwise owed to the Chargor by way of Chargor’s interest in CAL.

On January 31, 2011, the Borrower also entered into a Financial Consultant Agreement (the “FCA”) with the Lenders under which the Lenders provide services related to the Obligation in exchange for certain annual fees as well as fees paid quarterly based upon the outstanding amounts of the Obligation.  Under the FCA, should the Borrower desire to extend the term of the Obligation, the Lenders have agreed, in their sole discretion, to enable that event in exchange for additional fees.

The foregoing description of the Guarantee Agreement, the Pledge Agreement, the Share Charge, the FCA and the Loan Agreements do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Pledge Agreement filed as Exhibit 10.1, the Guarantee Agreement filed as Exhibit 10.2, the Share Charge filed as Exhibit 10.3, the FCA filed as Exhibit 10.4,  and the Loan Agreements filed as Exhibits 10.5 to 10.9 to this report, which are incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

10.1
Equity Pledge Agreement, dated January 31, 2011 by and among China Housing and Land Development, Inc. (as Pledgor), the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Obligor), and Tianjin Cube Xindao Equity Investment Fund Partnership, Tianjin Cube Xinde Equity Investment Fund Partnership, Tianjin Cube Xinren Equity Investment Fund Partnership, and Tianjin Cube Xinyi Equity Investment Fund Partnership (collectively, as Pledgees)

10.2
Guarantee Agreement, dated January 31, 2011 by and among China Housing and Land Development, Inc. (as Guarantor), the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Obligor), and Tianjin Cube Xindao Equity Investment Fund Partnership, Tianjin Cube Xinde Equity Investment Fund Partnership, Tianjin Cube Xinren Equity Investment Fund Partnership, and Tianjin Cube Xinyi Equity Investment Fund Partnership (collectively, as Lenders)

10.3
Share Charge Deed, dated January 31, 2011 by and among Wayfast Holdings Limited (as Chargor) and Tianjin Cube Xindao Equity Investment Fund Partnership, Tianjin Cube Xinde Equity Investment Fund Partnership, Tianjin Cube Xinren Equity Investment Fund Partnership, and Tianjin Cube Xinyi Equity Investment Fund Partnership (collectively, as Lenders)

10.4
Financial Consultant Agreement, dated January 31, 2011 by and between Xi’an Xinxing Real Estate Development Co., Ltd, a China-incorporated subsidiary of Wayfast Holdings Limited (as Party A) and Tianjin Cube Xindao Equity Investment Fund Partnership, Tianjin Cube Xinde Equity Investment Fund Partnership, Tianjin Cube Xinren Equity Investment Fund Partnership, and Tianjin Cube Xinyi Equity Investment Fund Partnership (collectively, as Party B)

10.5
Entrustment Loan Agreement, dated January 31, 2011 by and among Xi’an Xinxing Real Estate Development Co., Ltd, a China-incorporated subsidiary of Wayfast Holdings Limited (as Borrower), Tianjin Cube Xindao Equity Investment Fund Partnership (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.6
Entrustment Loan Agreement, dated January 31, 2011 by and among Xi’an Xinxing Real Estate Development Co., Ltd, a China-incorporated subsidiary of Wayfast Holdings Limited (as Borrower), Tianjin Cube Xinde Equity Investment Fund Partnership, and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.7
Entrustment Loan Agreement, dated January 31, 2011 by and among Xi’an Xinxing Real Estate Development Co., Ltd, a China-incorporated subsidiary of Wayfast Holdings Limited (as Borrower), Tianjin Cube Xinren Equity Investment Fund Partnership (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.8
Entrustment Loan Agreement, dated January 31, 2011 by and among Xi’an Xinxing Real Estate Development Co., Ltd, a China-incorporated subsidiary of Wayfast Holdings Limited (as Borrower), Tianjin Cube Xinyi Equity Investment Fund Partnership (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.9
Project Financing Agreement, dated January 31, 2011 by and among Xi’an Xinxing Real Estate Development Co., Ltd, a China-incorporated subsidiary of Wayfast Holdings Limited (as Borrower) and Tianjin Cube Xindao Equity Investment Fund Partnership, Tianjin Cube Xinde Equity Investment Fund Partnership, Tianjin Cube Xinren Equity Investment Fund Partnership, and Tianjin Cube Xinyi Equity Investment Fund Partnership (collectively, as Lenders) (translation from original Chinese)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2011	CHINA HOUSING & LAND DEVELOPMENT INC.

	By:	/s/ Cangsang Huang
Name: Cangsang Huang
Title: Chief Financial Officer